UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 19, 2006

TARRANT APPAREL GROUP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	0-26006 (Commission File Number)	95-4181026 (I.R.S. Employer Identification No.)

3151 EAST WASHINGTON BOULEVARD LOS ANGELES, CALIFORNIA (Address of Principal Executive Offices)	90023 (Zip Code)

(323) 780-8250
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On January 19, 2006, we received a $4,000,000 loan from Max Azria pursuant to a Promissory Note issued by us in favor of Mr. Azria. Interest accrues on the principal amount of the note at the rate of 5.5% per annum. The principal amount of this loan and accrued interest is due and payable in weekly installments of $200,000 each, commencing on March 1, 2006 and continuing each Wednesday thereafter until paid in full. The Note contains customary events of default and permits the lender to accelerate our obligation to repay all indebtedness evidenced by the note upon the occurrence of an event of default.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006	TARRANT APPAREL GROUP By: /s/ Corazon Reyes _______________________________ Corazon Reyes, Chief Financial Officer

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